Exhibit 10.3

U.S. BANCORP
1998 EXECUTIVE STOCK INCENTIVE PLAN
(ADOPTED ORIGINALLY IN DECEMBER 1996
AND AS AMENDED THROUGH DECEMBER 1998)

     1.     Name and Purpose. This Plan was adopted originally by Star Banc Corporation in December 1996, adopted and amended through December 1998 by its successor, Firstar Corporation, and assumed by U.S. Bancorp (the “Corporation”) as of February 27, 2001 and shall be known hereafter as the U.S. Bancorp 1998 Executive Stock Incentive Plan (the “Plan”). The purpose of the Plan is to advance the interests of the Corporation by providing material incentive for the continued services of directors, advisory directors and key employees and by attracting able individuals to serve as directors and advisory directors of the Corporation and by attracting able personnel to employment with the Corporation and its Subsidiaries. The term “Subsidiary” as used herein means a subsidiary corporation of the Corporation as the term is defined in Section 424(f) of the Internal Revenue Code of 1986 as amended (the “Code”).

     2.     1986 and 1991 Stock Incentive Plans. The 1986 Stock Incentive Plan (the 1986 Plan) and the 1991 Stock Incentive Plan (the 1991 Plan) adopted by the Corporation’s successor, Star Banc Corporation, are hereby amended and restated in their entirety so that their terms and conditions match exactly as the terms and conditions of this Plan, with the exception that the number of shares authorized under each such Plan and the termination date of each such Plan, shall remain unchanged. Grants of remaining authorized shares under the 1986 Plan and the 1991 Plan, and administration of awards made under those Plans, shall be governed by the terms and conditions set forth therein. In the event of a conflict between the terms and conditions of the 1986 and 1991 Plans, and those set forth herein, this document shall govern.

     3.     Administration. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Corporation. The Committee shall consist of at least two members of the Board of Directors, each of whom is a “Non-Employee Director” as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as such Rule may be amended from time to time or any successor rule thereto. To the extent that it is desired that compensation resulting from the grant of a particular Option be excluded from the deduction limitation of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), all directors comprising the Committee granting such Option also shall be “outside directors” within the meaning of Code Section 162(m). The Committee may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration of the Plan, and make such determinations and take such action in connection therewith, or in relation to the Plan as it deems necessary or advisable, consistent with the Plan.

     4.     Eligibility. Directors of the Corporation and its Subsidiaries, and advisory directors of the Regional Advisory Boards established by the Corporation (collectively, “Directors”), and regular employees of the Corporation and its Subsidiaries who are key employees, including officers, whether or not Directors (collectively, “Eligible Employees”) shall be eligible to participate in the Plan.

     5.     Shares Subject to the Plan.

               (a) The shares to be issued and delivered by the Corporation under the Plan are the Corporation’s common shares, $0.01 par value, which may be either authorized but unissued shares or treasury shares.

               (b) The aggregate number of common shares of the Corporation which may be issued under the Plan (excluding those previously authorized under the 1986 and 1991 Plans) shall not exceed forty-five million (45,00,000) shares; subject, however, to the adjustment provided in Paragraph 14 in the event of stock splits, stock dividends, exchanges of shares or the like occurring after the effective date of this Plan. No option may be granted under this Plan, no Restricted Shares may be allocated under this Plan and no Performance Awards payable in common stock can be paid under this Plan which could cause such maximum limit to be exceeded.

               (c) The maximum number of shares with respect to which options may be granted to any individual during any one year period is 5,400,000.

               (d) Common shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance in connection with other options granted under this Plan. Common shares repurchased by the Corporation as provided in Paragraph 12, in respect of which no benefits of ownership have been received, shall again be available for issuance in connection with other allocations of Restricted Shares under this Plan.

     6.     Grant of Options. The Committee may from time to time, in its discretion and subject to the provisions of the Plan, grant options to any or all Directors and Eligible Employees. With respect to Eligible Employees who are not subject to the provisions of Section 16 of the 1934 Act or Section 162(m) of the Code, options may be so granted by the Chief Executive Officer of the Corporation as the designee of the Committee. Directors and Employees to whom options have been granted are herein referred to as “Optionees”. Each option shall be embodied in an “Option Agreement” signed by the Optionee and the Corporation providing that the option shall be subject to the provisions of this Plan and containing such other provisions as the Committee may prescribe not inconsistent with the Plan. Option grants shall specify whether the grant is made in the Optionee’s capacity as a Director or as an Eligible Employee.

     7.     Terms and Conditions of Option. All options granted under the Plan shall contain such terms and conditions as the Committee from time to time determines, subject to the foregoing and following limitations and requirements.

               (a) Form of Option: Incentive Options and Non-Qualified Options may be granted under this Plan. An “Incentive Option” shall mean an option granted under this Plan which is designated to be an incentive stock option under the provisions of Code Section 422; and any provisions elsewhere in this Plan or in any such Incentive Option which would prevent such options from being an incentive stock option may be deleted and/or voided retroactively to the date of the granting of such option, by action of the Committee. A “Non-Qualified Option” shall mean an option granted under this Plan which is not an incentive stock option under the provisions of Code

Section 422, and which is exercisable even though there is outstanding an Incentive Option which was granted before the granting of the Non-Qualified Option to the same Options. Such Non-Qualified Option shall not be affected by any actions taken retroactively as provided above with respect to Incentive Options.

               (b) Option Price: The option price per share of an Incentive Option and of a Non-Qualified Option granted to a Director shall not be less than 100% of the fair market value of the Corporation’s common shares, as determined by the Committee in a manner consistent with the requirements of the Code for incentive stock options.

               (c) Period within which Options May Be Exercised: The period of each option shall be fixed by the Committee, but no Incentive Option may be exercised prior to the expiration of one year after the date of granting the Incentive Option, and no option, whether an Incentive Option or a Non-Qualified Option, may be exercised after the expiration of ten years from the date the option is granted.

               (d) Termination of Option by Reason of Termination of Employment: Except as otherwise provided in Paragraph 15, or by the Committee, either by Committee action or by provision in any option or other agreement to which an Optionee is party, if an Optionee’s employment with the Corporation and its Subsidiaries terminates for any reason regardless of whether by action of the Optionee or the Corporation or Subsidiary, all options granted under this Plan to such Optionee which are not exercisable on the date of such termination of employment shall terminate immediately. Any remaining options shall terminate if not exercised before the expiration of the following periods, or at such earlier time as may be applicable under Paragraph 7(c) above:

                         (i) if the option is a Non-Qualified Option, three (3) months immediately following such termination of employment (unless the Corporation deems the termination is for gross misconduct or offense, in which case the options shall terminate immediately upon termination of employment), if such termination was not a result of early or normal retirement (as determined by the chief executive officer of the Corporation), death or if the Optionee is disabled (as defined in Code Section 422(c)(6) — hereinafter “Disability”) of the Optionee; or

                         (ii) if the option is an Incentive Option, three (3) months immediately following such termination of employment (unless the Corporation deems the termination is for gross misconduct or offense, in which case the options shall terminate immediately upon termination of employment), if such termination was not a result of early or normal retirement (as determined by the chief executive officer of the Corporation), death or Disability of the Optionee; or

                         (iii) for all options, one (1) year immediately following the date of early or normal retirement (as determined by the chief executive officer of the Corporation), death or commencement of Disability, if the Optionee was an employee of the Corporation and/or any Subsidiary at the time of his death or the commencement of Disability or for Non-Qualified Options at such later time as the Committee deems appropriate.

               (e) Termination of Option by Reason of Termination of Directorship: Upon termination of status as a Director, each Optionee shall have one (1) year following the date of termination or such later time as the Committee deems appropriate to exercise options granted and fully vested under this Plan. Except as provided in Paragraphs 15 and 16 of this Plan, no unvested option will vest after the date on which Director status terminates.

               (f) Non-transferability; Exceptions: Each option and all rights thereunder shall be exercisable during the Optionee’s lifetime only by the Optionee and shall be non-assignable and non-transferable by the Optionee, except that a Non-Qualified Option may be transferred pursuant to a “domestic relations order” as defined in Section 414(p)(1)(B) of the Code. In the event of the Optionee’s death, such options and rights thereunder are transferable by his will or by the laws of descent and distribution. In the event the death of an Optionee occurs, the representative or representatives of the Optionee’s estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his stock options granted under this Plan, may exercise any of the unexercised options in whole or in part prior to the expiration of the applicable exercise period, as specified in Paragraph 7(d) above.

               (g) More than One Option Granted to an Optionee: More than one option, and more than one form of option, may be granted to an Optionee under this Plan; provided, however, that the aggregate fair market value (determined as of the time the option is granted) of the shares for which Incentive Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all such plans of the Corporation and any parent or subsidiary corporation) shall not exceed $100,000 or any other limit established by the Code. A single option grant may include both an Incentive Option and a Non-Qualified Option.

     8.     Method of Exercise of Options. An Optionee may exercise a stock option by delivering an option exercise form to the Committee, and arranging for the satisfaction of the exercise price and any tax withholding obligation (as provided in Paragraph 20). The exercise price and tax withholding obligation may be satisfied (i) by check; (ii) by delivery of common shares of the Corporation previously owned by the Optionee, valued at fair market value when the option is exercised, subject to the limits described below, or (iii) through a broker cashless exercise procedure. Common shares of the Corporation may be delivered to satisfy the exercise price only if the shares have been held by the Optionee for at least six months before delivery, and have not been used for another option exercise during this period. Shares held by an Optionee which formerly were Restricted Shares may not be used for this purpose until six months have elapsed after the restrictions under Paragraph 10 have terminated with respect to such shares. Use of previously owned shares may be effected by actual delivery of the stock certificates to the Corporation, or by completing an affidavit available from the Committee affirming that the Optionee owns the necessary shares and that any applicable holding period has been satisfied. Upon receipt of the exercise price, the Corporation shall deliver a certificate representing the common shares acquired upon exercise to the Optionee or, in the case of a Non-Qualified Option, to such other recipient as directed by the Optionee. An Optionee wishing to use the cashless exercise procedure is required to elect to have a broker sell a sufficient number of common shares of the Corporation to satisfy the option exercise price. The Optionee may elect to have the broker sell additional shares to satisfy the tax withholding amount, or sell up to the full number of shares subject to the option exercise. Following the broker’s delivery to the Corporation of the proceeds necessary to satisfy the exercise price and the tax withholding obligation, the Corporation will deliver to the broker the number of shares previously sold by the broker at the Optionee’s direction, and will deliver any remaining amount of cash or shares to the Optionee or, in the case of a Non-Qualified Option, to such other recipient as directed by the Optionee.

     9.     Allocation and Purchase of Restricted Shares.

               (a) The Committee may from time to time, in its discretion and subject to the provisions of the Plan, allocate common shares to any or all Directors and Eligible Employees. Common shares allocated under this Paragraph 9 of the Plan are referred to herein as “Restricted Shares.” Directors and Employees to whom Restricted Shares have been allocated are herein referred to as “Participants.” Each Participant to whom an allocation of Restricted Shares has been made shall have the right to purchase such Restricted Shares as herein provided. Each allocation shall specify whether the Participant has received such allocation in the Participant’s capacity as a Director or as an Eligible Employee.

               (b) The Committee shall advise each Participant to whom an allocation of Restricted Shares has been made in writing of the terms of the offer, including the number of shares which such person shall be entitled to purchase, the purchase price per share, and any other terms, conditions and restrictions relating thereto. The Participant shall have ten (10) days from the date of the offer to accept such offer. The Committee may, in the exercise of its discretion, extend the term of any offer. Subject to the express provisions of the Plan, the Committee shall have the power to make such offer subject to any terms and conditions it may establish and the offers made to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other. Each allocation shall be embodied in a “Restricted Share Agreement” signed by the Participant and the Corporation providing that the Restricted Shares shall be subject to the provisions of this Plan and containing such other provisions the Committee may prescribe not inconsistent with the Plan.

               (c) The purchase price of the shares offered under this Plan shall be any lawful consideration established by the Committee in its discretion. If a Participant elects to purchase Restricted Shares, he shall pay the purchase price in full, at the principal office of the Corporation, prior to expiration of the offer. Upon payment of the purchase price, certificates representing the shares shall be issued to the Participant, which certificates shall bear an appropriate legend reflecting that such shares are subject to the restrictions contained in this Plan.

     10.     Restrictions Applicable to Restricted Shares. By purchasing the Restricted Shares allocated to a Participant under this Plan, the Participant agrees and consents to the restrictions described in this Plan for a period determined by the Committee at the time of such allocation, said period referred to herein as the “Restricted Period.” For the duration of the Restricted Period (unless the restrictions earlier lapse or are removed by the Committee), Restricted Shares issued under this Plan shall be held in escrow by Firstar Bank, N.A., and shall not be transferred, delivered, assigned, sold, or disposed of in any manner, nor pledged or otherwise hypothecated. On the last day of the Restricted Period, or upon the earlier lapse or removal of restrictions, such Restricted Shares shall cease to be subject to the restrictions under this Paragraph 10 of the Plan.

     11.     Termination of Directorship or Employment During Restricted Period.

               (a) Except as provided in Paragraphs 15 and 16 of this Plan, if a Director ceases to serve as a Director, the restrictions of Paragraph 10 of this Plan shall automatically terminate as to that number of the Restricted Shares owned by the Director which is equal to the total number of such Restricted Shares multiplied by fraction, the numerator of which is the number of full months which have elapsed from the date of allocation and the denominator of which is the number of total months during the Restricted Period. The Director (or his or her estate, heirs, or legatees) shall be required to resell the remaining Restricted Shares to the Corporation at a price per share equal to the original purchase price paid by the Director for such shares, unless the Committee shall, in its discretion, waive the restrictions under Paragraph 10 as to any part or all of such remaining Restricted Shares.

               (b) If an Eligible Employee’s employment with the Corporation and its Subsidiaries terminates because of death, Disability, or retirement after attaining normal retirement age under the provisions of any retirement plan of the Corporation or any Subsidiary, the restrictions under Paragraph 10 of this Plan shall automatically terminate as to that number of the Restricted Shares owned by such Participant which is equal to the total number of such Restricted Shares multiplied by a fraction, the numerator of which is the number of full months which have elapsed from the date of allocation and the denominator of which is the total number of months during the Restricted Period. The Participant (or his or her estate, heirs, or legatees) shall be required to resell the remaining Restricted Shares to the Corporation at a price per share equal to the original purchase price paid by the Participant for such shares, unless the Committee shall, in its discretion, waive the restrictions under Paragraph 10 as to any part or all of such remaining Restricted Shares.

               (c) If employment with the Corporation and its Subsidiaries terminates during the Restricted Period for any reason regardless of whether by action of the Eligible Employee or the Corporation or Subsidiary other than by reason of death, Disability, or retirement after attaining normal retirement age under the provisions of any retirement plan of the Corporation or its Subsidiaries, such Participant shall be required to resell all of the Restricted Shares to the Corporation at a price per share equal to the original purchase price paid by the Participant for such shares, unless the Committee shall, in its discretion, waive the restrictions under Paragraph 8 as to any part or all of the Restricted Shares.

     12.     Resale of Restricted Shares. In the event a Participant is required to resell Restricted Shares to the Corporation as the result of the termination of the Participant’s directorship or employment as described in Paragraph 11, the Corporation by written notice to the Participant shall specify a date not less than five nor more than ten days from the date of such notice to consummate the purchase and sale of such Restricted Shares at the principal office of the Corporation. The Participant shall deliver to the Corporation certificates representing such Restricted Shares, duly endorsed and in proper form for transfer, and upon the receipt of such share certificates, the Corporation shall deliver to the Participant a check in the amount of the purchase price. If the Participant fails to deliver the share certificates to the Corporation at the time specified in such notice, the Corporation may deposit the purchase price with the Treasurer of the Corporation, and thereafter the shares shall be deemed to have been transferred to the Corporation and the Participant, despite his failure to deliver the share certificates, shall have no further rights as a stockholder of the Corporation. In such event, the Treasurer of the Corporation shall continue to hold the purchase price for such shares and shall make payment thereof, without interest, upon delivery of the share certificates to the Corporation.

     13.     Performance Awards. The Committee may, from time to time, in its discretion and subject to the provisions of the Plan, provide an incentive opportunity (“Performance Awards”) to any or all Directors and Eligible Employees based on achievement by the Corporation for any calendar year or other period chosen by the Committee. Each Performance Award shall be embodied in a “Performance Award Agreement” signed by the Participant and the Corporation providing that the Performance Award shall be subject to the provisions of this Plan and containing such other provisions as the Committee may prescribe not inconsistent with the Plan. The Committee will determine, in its sole discretion, the performance targets and whether Performance Awards should be payable in the form of the Corporation’s common shares or cash. If the Eligible Employee requests, prior to the date on which payment of the Performance Award is to be made, that such payment not be made until termination of employment by such Eligible Employee, then the Committee shall consider and act upon such request promptly. If no request is made by such Eligible Employee, the payment shall be made in the time period chosen by the Committee.

     14.     Share Adjustments. In the event there is any change in the Corporation’s common shares resulting from stock splits, stock dividends, combinations or exchange of shares, or other similar capital adjustments, equitable proportionate adjustments shall be made by the Committee in (a) the number of shares available for option and issuance under this Plan, (b) the number of shares subject to options granted under this Plan, and (c) the option price of optioned shares.

     15.     Merger, Consolidation, or Sale of Assets or Change of Control. Except as otherwise provided in any Option Agreement, Restricted Share Agreement, Performance Award Agreement or other agreement approved by the Committee to which any Director or Eligible Employee is a party, in the event the Corporation shall engage in a Change of Control, as defined in this Paragraph 15, each option, Restricted Share and Performance Award held by (a) a Director; or (b) an Eligible Employee if the employment of the Eligible Employee is terminated by the Corporation immediately following such Change of Control due to business needs resulting from the Change of Control, and not for documented performance or conduct reasons, consistent with written policies of the Corporation: shall, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable or payable, as the case may be, immediately prior to such Change of Control in the case of a Director and as of the date of such termination in the case of an Eligible Employee. Options and restricted shares granted under this Plan shall continue as provided in Paragraph 17.

     For purposes of this Agreement, a Change of Control of the Corporation shall mean:

               (a) The acquisition by any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act” a (“Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then outstanding shares of common stock of the Corporation (the “outstanding Corporation Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),(ii), and (iii) of subsection (c) of this Paragraph 15; or

               (b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless, following such Business Combination, (i), all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the Corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (d) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

     16.     Termination of Directorship with 10 years of Service. Except as otherwise provided in any Option Agreement, or other Agreement approved by the Committee to which a Director is a party, in the event a Director ceases to serve as a Director with the Corporation, after having served as a Director for at least ten (10) years, each option and/or performance award shall, without regard to any vesting schedule, restriction or performance target, automatically and immediately become fully exercisable or payable, as the case may be, and any remaining restrictions under Paragraph 10 shall cease, immediately prior to such termination.

     17.     Amendment or Termination. The Board of Directors of the Corporation may terminate this Plan at any time, and may amend the Plan at any time or from time to time, without obtaining any approval of the Corporation’s stockholders, except that the Plan may not be amended (a) to increase the aggregate number of shares issuable under the Plan for incentive stock options (but not nonqualified stock options and excepting proportionate adjustments made under Paragraph 14 to give effect to stock splits, etc); (b) to change the option price of optioned stock (excepting proportionate adjustments made under Paragraph 14); (c) to change the requirement that the option price per share of common stock covered by an incentive stock option (but not a nonqualified stock option) granted under this plan not be less than 100% of the fair market value of the Corporation’s common stock on the date such option is granted; (d) to extend the time within which options may be granted or the time without which a granted option may be exercised; or (e) to change, without the consent of the Optionee (or the Optionee’s, or the Optionee’s estate’s, legal representative), any option previously granted to him or her under the plan. If the Plan is terminated following a Change in Control as defined in Paragraph 15 of this Agreement or for any other reason, any unexercised option shall continue to be exercisable in accordance with its terms and the terms of this Plan, consistently with Section 424(a) of the Internal Revenue Code, which provides for a conversion of an existing option to an option to acquire stock in the Business Combination at the ratio of fair market price to option price immediately before the Change in Control and Restricted Shares shall continue to be subject to the terms of this Plan (subject to conversion to Restricted Shares of the Business Combination at the same ratio of fair market price to option price immediately before the Change in Control) for the duration of the Restricted Period.

     18.     Corporation Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Corporation. The Corporation shall have no responsibility or liability (other than under applicable Securities Acts) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of shares under the terms of the Plan, so long as the Corporation acts in good faith.

     19.     Implied Consent of Optionees and Participants. Every Optionee, by his or her acceptance of an option under this Plan, and every Participant, by his or her acceptance of an allocation of Restricted Shares under this Plan, and every Director and Eligible Employee, by his or her acceptance of a Performance Award under this Plan, shall be deemed to have consented to be bound, on his or her own behalf and on behalf of his or her heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

     20.     No Effect on Director or Employment Status. The fact that a Director or Eligible Employee has been granted an option, has been allocated Restricted Shares or awarded a Performance Award under this Plan shall not limit or otherwise qualify the right of the Corporation or any Subsidiary to terminate such person’s directorship or employment at any time.

     21.     Tax Withholding. The Corporation shall be entitled to deduct from any payment to be made by it under this Plan, or to otherwise require, prior to the issuance or delivery of any shares or the payment of any cash to a Director or Eligible Employee, payment by the Director or Eligible Employee of all applicable Federal, state, local or other taxes required by law to be withheld. The Committee may permit, in accordance with any applicable administrative rules established by it, a Director or Eligible Employee to satisfy this withholding obligation by (i) directing the withholding from any payment of common shares by the Corporation, or (ii) delivering to the Corporation, common shares having a fair market value, on the date of payment, equal to the amount of such taxes. Any fraction of a share required to satisfy such tax obligation shall be disregarded and the amount due shall be paid instead in cash by the Director or Eligible Employee.

     22.     Compliance with Securities Laws. Options granted and shares issued by the Corporation pursuant to this Plan shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky laws. With respect thereto, the Committee may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

     23.     Duration and Termination of the Plan. The Plan became effective as of December 10, 1996, was amended effective as of December 8, 1998 and was assumed by the Corporation as of February 27, 2001. No option shall be granted and no allocation of Restricted Shares shall be made under the Plan subsequent to December 9, 2006.

U.S. Bancorp. .SIP